UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

Celcuity Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North; Suite 100

Minneapolis, Minnesota 55446

(Address of Principal Executive Offices and Zip Code)

(763) 392-0767

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 22, 2023, the Company issued a press release to announce that it expects to initiate a Phase 1b/2 clinical trial, in the first quarter of 2024, to evaluate patients with metastatic castration resistant prostate cancer (mCRPC). The trial is expected to evaluate gedatolisib, the company’s pan-PI3K/mTOR inhibitor, in combination with darolutamide, an androgen receptor inhibitor, in patients with mCRPC whose disease progressed on their first line of androgen receptor treatment for mCRPC. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On August 22, 2023, the Company issued a press release to announce entry into a clinical trial collaboration and supply agreement. A copy of the Company’s press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

This Form 8-K, and the press releases incorporated herein by reference, contain statements that constitute “forward-looking statements” including, but not limited to, the timing of initiating and enrolling patients in, and receiving results from, clinical trials, such as Celcuity’s Phase 3 VIKTORIA-1 and Phase 1b/2 CELC-G-201 clinical trial, the scope, protocol, costs and expected results from ongoing and planned clinical trials, the skills and experience of investigators involved with Celcuity’s Phase 1b/2 CELC-G-201 clinical trial, the impact on gedatolisib and Celcuity of preliminary clinical trial results, the market opportunity for gedatolisib in the prostate cancer market, and other expectations with respect to Celcuity’s lead product candidate, gedatolisib, and Celcuity’s CELsignia platform. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” “goal,” or “continue,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward-looking statements are subject to numerous risks, uncertainties, and conditions, many of which are beyond the control of Celcuity. These include, but are not limited to, delays, disruptions or adverse results in the CELC-G-201 clinical trial, Bayer’s continued performance under the terms of our clinical trial collaboration and supply agreement, and those risks set forth in the Risk Factors section in Celcuity’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 23, 2023, and our subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Celcuity undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated August 22, 2023, regarding the Company’s Phase 1b/2 clinical trial.
99.2	Press release, dated August 22, 2023, regarding Clinical Collaboration and Supply Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2023

CELCUITY INC.

By:	/s/ Brian F. Sullivan
Brian F. Sullivan Chief Executive Officer